UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 – K/A

(Amendment #1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 5, 2005

Date of Report (Date of earliest event reported)

HURON CONSULTING GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

550 West Van Buren Street

Chicago, Illinois

60607

(Address of principal executive offices)

(Zip Code)

(312) 583-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 10, 2005, Huron Consulting Group Inc. announced that it had acquired Speltz & Weis LLC pursuant to a Membership Interest Purchase and Sale Agreement by and among Huron Consulting Group Inc., Speltz and Weis LLC, SC Holding, LLC, David E. Speltz and Timothy C. Weis dated as of May 5, 2005. A Current Report on Form 8-K was filed on May 10, 2005 disclosing the acquisition. Pursuant to Item 9.01(a)(4), audited financial statements of the business acquired and related pro forma financial information are being filed by this amendment.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of Speltz & Weis LLC, as of December 31, 2004 and for the year then ended, together with the accompanying Report of Independent Auditors, are set forth in Exhibit 99.1.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information is set forth in Exhibit 99.2.

(c)	Exhibits.

99.1	Audited financial statements of Speltz & Weis LLC, as of December 31, 2004 and for the year then ended.

99.2	Unaudited pro forma financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date: July 25, 2005	/s/ Gary L. Burge
Gary L. Burge
Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Audited financial statements of Speltz & Weis LLC, as of December 31, 2004 and for the year then ended.

99.2	Unaudited pro forma financial information.